                                                              EXHIBIT 99.906CERT

                                 CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002

     The undersigned, the President of The Advisors' Inner Circle Fund II (the "Fund"), with respect to the Fund's Form N-CSR for the period ended July 31, 2010 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: October 8, 2010


                                        /s/ Philip T. Masterson
                                        ----------------------------------------
                                        Philip T. Masterson
                                        President

                                                              EXHIBIT 99.906CERT

                                  CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002

     The undersigned, the Treasurer, Controller and Chief Financial Officer of The Advisors' Inner Circle Fund II (the "Fund"), with respect to the Fund's Form N-CSR for the period ended July 31, 2010 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: October 8, 2010


                                        /s/ Michael Lawson
                                        ----------------------------------------
                                        Michael Lawson
                                        Treasurer, Controller and
                                        Chief Financial Officer